UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 1, 2015

CALATLANTIC GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	1-10959	33-0475989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15360 Barranca Parkway

Irvine, California 92618

(Address of Principal Executive Offices, including Zip Code)

(949) 789-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 5, 2015, CalAtlantic Group, Inc. (the “Company”) entered into a new credit agreement (the “Facility”) with JPMorgan Chase Bank, N.A., as administrative agent and the other lenders named therein. The Facility replaces the Company’’s previous $450 million senior unsecured revolving credit facility (the “Standard Pacific facility”) and its $300 million senior unsecured revolving credit facility (the “Ryland facility”) and provides for total lending commitments of $750 million, $350 million of which will be available for letters of credit. In addition, the Facility has an accordion feature under which the Company may increase the total commitment up to a maximum aggregate amount of $1.2 billion, subject to certain conditions, including the availability of additional bank commitments. The Facility matures on October 5, 2019.

In addition to customary representations and warranties, the Facility also contains financial and other covenants, including a minimum tangible net worth requirement of $1.65 billion (which amount is subject to increase over time based on subsequent earnings and proceeds from equity offerings), a net homebuilding leverage covenant that prohibits the leverage ratio (as defined therein) from exceeding 2.00 to 1.00 and a land covenant which limits land not under development to an amount not to exceed tangible net worth. The Company is also required to maintain either (a) a minimum liquidity level (unrestricted cash in excess of interest incurred for the previous four quarters) or (b) a minimum interest coverage ratio (EBITDA to interest expense, as defined therein) of at least 1.25 to 1.00. The Facility also limits, among other things, the Company’’s investments in joint ventures and the amount of the Company’’s common stock that the Company can repurchase.

On the closing date of the Facility, no borrowings were outstanding and the Company had outstanding letters of credit issued under the Facility totaling $90.8 million, leaving $659.2 million available under the Facility to be drawn.

The foregoing description is qualified in its entirety by reference to the Facility, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

See disclosure contained in Item 2.03 below, which is incorporated herein by reference.

Item 1.02 Termination of Material Definitive Agreement.

Effective October 5, 2015 the Standard Pacific facility and the Ryland facility were terminated.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 1, 2015 (the “Closing Date”), pursuant to the terms and conditions of the Amended and Restated Agreement and Plan of Merger, dated as of June 14, 2015 (the “Merger Agreement”), between the Company and The Ryland Group, Inc., a Maryland corporation (“Ryland”), Ryland merged with and into the Company, with the Company continuing as the surviving corporation (the “Merger”). At the same time, the Company changed its name to “CalAtlantic Group, Inc.” and effected a reverse stock split such that each five shares of common stock of the Company (“Common Stock”) issued and outstanding immediately prior to the closing of the Merger were combined and converted into one issued and outstanding share of Common Stock.

As a result of the Merger, each outstanding share of Ryland common stock was converted into the right to receive 1.0191 shares of Common Stock, with cash paid in lieu of fractional shares. Based on the closing price of the Common Stock on September 30, 2015, the consideration received by Ryland stockholders had a value of approximately $1.9 billion.

Additional information regarding the Merger may be found in the press release issued by the Company in connection with the announcement of the completion of the Merger, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is included as Exhibit 2.1 to this Current Report 8-K and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above regarding the Company’s entry into the Credit Agreement is incorporated by reference into this Item 2.03.

Cross Guarantees

Standard Pacific Notes (defined below) and Ryland Notes (defined below) will remain outstanding after the Closing Date. As required by the applicable note indentures, on October 1, 2015, the Company and certain former Ryland and Company subsidiaries entered into supplemental indentures and guarantees pursuant to which former Ryland subsidiaries that guaranteed the Ryland Notes now also guarantee the Standard Pacific Notes and former Company subsidiaries that guaranteed the Standard Pacific Notes now also guarantee the Ryland Notes.

The “Standard Pacific Notes” being guaranteed by the former Ryland subsidiaries are as follows:

•	$280,000,000 in aggregate principal amount 10.75% Senior Notes due 2016;

•	$575,000,000 in aggregate principal amount 8 3/8% Senior Notes due 2018;

•	$400,000,000 in aggregate principal amount 8 3/8% Senior Notes due 2021;

•	$300,000,000 in aggregate principal amount 6 1/4% Senior Notes due 2021;

•	$300,000,000 in aggregate principal amount 5 7/8% Senior Notes due 2024; and

•	$253,000,000 in aggregate principal amount 1.25% Convertible Senior Notes due 2032.

The “Ryland Notes” being guaranteed by the Company subsidiaries are as follows:

•	$230,000,000 in aggregate principal amount of Ryland’s 8.4% Senior Notes due 2017;

•	$225,000,000 in aggregate principal amount of Ryland’s 1.625% Convertible Senior Notes due 2018;

•	$267,500,000 in aggregate principal amount of Ryland’s 0.25% Convertible Senior Notes due 2019;

•	$300,000,000 in aggregate principal amount of Ryland’s 6.625% Senior Notes due 2020; and

•	$250,000,000 in aggregate principal amount of Ryland’s 5.375% Senior Notes due 2022.

The guarantees are unsecured obligations of each subsidiary, ranking equal in right of payment with all such subsidiary’s existing and future unsecured and unsubordinated indebtedness. Interest on each series of notes is payable semi-annually. Each of the notes rank equally with all of the Company’s other unsecured and unsubordinated indebtedness.

Express Assumption by the Company

Each of the Ryland Notes were issued under that certain Indenture, dated as of June 28, 1996 (as supplemented or amended, the “Ryland Indenture”), by and between Ryland and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank, N.A. f/k/a Chemical Bank), as trustee. The Company has also entered into a supplemental indenture in respect of the Ryland Indenture to expressly assume due and punctual payment of the principal of and premium, if any, and interest on all notes and the performance of every covenant in the Ryland Indenture. The Ryland Indenture contains certain negative covenants that limit the Company’s ability and the ability of certain of its subsidiaries to incur secured debt, engage in certain sale-leaseback transactions, and merge or consolidate or sell all or substantially all of the Company’s assets.

Pursuant to the supplemental indentures under which Ryland’s 1.625% Convertible Senior Notes due 2018 and Ryland’s 0.25% Convertible Notes due 2019 were issued, effective upon the Merger, each series of Ryland Convertible Notes became convertible into shares of Common Stock, in lieu of Ryland common stock, par value $1.00, as set forth in the applicable supplemental indenture.

The description of the supplemental indentures and guarantees contained herein does not purport to be complete and is qualified in its entirety by reference to the supplemental indentures and guarantees, which are attached to this Current Report on Form 8-K as Exhibits 4.2 through 4.19 and are incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders.

The information described under Item 5.03 below is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors.

Effective upon completion of the Merger, the Company expanded the size of its Board of Directors (the “Board”) to 10 members and, pursuant to the terms of the Merger Agreement, the individuals set forth below (each of which served as a director of Ryland prior to the effective time of the Merger) were appointed to the Board to fill the vacancies created by such expansion until the next shareholders meeting at which directors are elected.

Name
Larry T. Nicholson
William L. Jews (as Lead Independent Director)
Robert E. Mellor
Norman J. Metcalfe
Charlotte St. Martin

Effective immediately upon completion of the Merger, Scott D. Stowell became the executive chairman of the Board. Simultaneously, former directors of the Company, Ronald R. Foell and John R. Peshkin, resigned from the Board.

Further, effective immediately upon completion of the Merger, the Board appointed the following directors to serve on the following committees of the Board:

Audit Committee:	Norman J. Metcalfe (Chairman)
Bruce Choate
Doug Jacobs
Rob Mellor

Nominating and Governance Committee:	David J. Matlin (Chairman)
William Jews
Charlotte St. Martin
Peter Schoels

Compensation Committee:	Robert E. Mellor (Chairman)
Bruce Choate
Norman Metcalfe
Peter Schoels

In connection with the consummation of the Merger, each of the Executive Employment Agreements of Larry T. Nicholson and Scott D. Stowell has become effective. Each of the Executive Employment Agreements was previously summarized in the Company’s Current Report on Form 8-K filed on June 14, 2015, which is incorporated by reference in this Current Report on Form 8-K.

Other Changes in Management

Effective upon completion of the Merger, the executive officers of the Company are as listed below:

Executive Chairman:	Scott D. Stowell
Chief Executive Officer and President:	Larry T. Nicholson
Chief Operating Officer:	Peter G. Skelly
Chief Financial Officer:	Jeffrey J. McCall
Executive Vice President, General
Counsel and Secretary:	John P. Babel
Chief Marketing Officer:	Wendy L. Marlett

The information concerning Mr. Nicholson and Mr. Skelly required by Item 5.02(c) of Form 8-K is hereby incorporated by reference to Ryland’s Definitive Proxy Statement on Form 14A filed with the Commission on March 10, 2015.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon the consummation of the Merger and in accordance with the Merger Agreement, the Company’s certificate of incorporation and bylaws were each amended and restated in their entirety, as previously described in the Registration Statement on Form S-4 initially filed by the Company with the Securities and Exchange Commission (the “Commission”) on July 2, 2015. The description of the certificate of incorporation and bylaws contained herein does not purport to be complete and is qualified in its entirety by reference to the Third Amended and Restated Certificate of Incorporation and Bylaws of the Company, which are attached to this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

In connection with the filing of the Company’s amended and restated certificate of incorporation, the Company re-filed the certificate of designations relating to the Company’s Series A junior participating cumulative preferred stock (the “Series A Preferred Stock”) with the Delaware Secretary of State on October 1, 2015, which is attached to this Current Report on Form 8-K as Exhibit 3.3. Other than the date of filing with the Delaware Secretary of State, such certificate of designations are identical to the certificate of designations of the Series A Preferred Stock previously filed by the Company.

Item 7.01 Regulation FD Disclosure.

On October 1, 2015, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Ryland as of December 31, 2014 and December 31, 2013 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of common stockholders’ equity of Ryland for each of the three years in the period ended December 31, 2014, and the report of accountants and the notes related thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

The unaudited condensed consolidated balance sheets of Ryland as of June 30, 2015 and the condensed consolidated statements of operations and condensed consolidated statements of cash flows of Ryland for the three and six-month periods ended June 30, 2015, and the notes related thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2015 and the unaudited pro forma condensed combined statements of operations of the Company for the six months ended June 30, 2015 and the year ended December 31, 2014, and the notes related thereto, were previously filed in the Registration Statement on Form S-4 initially filed by the Company with the Commission on July 2, 2015 under the caption “STANDARD PACIFIC AND RYLAND UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS.”

(d) Exhibits

The exhibits to this Current Report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALATLANTIC GROUP, INC.

By:	/s/John P. Babel
Name:	John P. Babel
Title:	Executive Vice President, General Counsel and Secretary

Date: October 5, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amended and Restated Agreement and Plan of Merger among Standard Pacific Corp. and The Ryland Group, Inc. (included as Annex A to the joint proxy statement/prospectus forming a part of the registrant’s Registration Statement on Form S-4 initially filed July 2, 2015 and incorporated herein by reference).*

3.1	Third Amended and Restated Certificate of Incorporation of CalAtlantic Group, Inc. dated as of October 1, 2015.

3.2	Amended and Restated Bylaws of CalAtlantic Group, Inc. dated as of October 1, 2015.

3.3	Certificate of Designations of CalAtlantic Group, Inc. dated as of October 1, 2015.

4.1	Credit Agreement, dated as of October 5, 2015, among the Company, the lenders or other financial institutions that are parties as lenders, and JPMorgan Chase Bank, N.A., as administrative agent.

4.2	Tenth Supplemental Indenture to the Indenture, dated as of June 28, 1996, by and between The Ryland Group, Inc. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.3	Eleventh Supplemental Indenture to the Indenture, dated as of June 28, 1996, by and between The Ryland Group, Inc. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.4	Twelfth Supplemental Indenture to the Indenture, dated as of June 28, 1996, by and between The Ryland Group, Inc. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.5	Thirteenth Supplemental Indenture to the Indenture, dated as of June 28, 1996, by and between The Ryland Group, Inc. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.6	Fourteenth Supplemental Indenture to the Indenture, dated as of June 28, 1996, by and between The Ryland Group, Inc. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.7	Fifteenth Supplemental Indenture to the Indenture, dated as of June 28, 1996, by and between The Ryland Group, Inc. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.8	Second Supplemental Indenture to the Indenture, dated as of September 17, 2009, by and between Standard Pacific Escrow LLC (obligations assumed by the Company pursuant to the First Supplemental Indenture) and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit No.	Description

4.9	Twenty-Second Supplemental Indenture to the Indenture, dated as of April 1, 1999, by and between the Company and The Bank of New York Mellon Trust Company N.A., as trustee.

4.10	Twenty-Third Supplemental Indenture to the Indenture, dated as of April 1, 1999, by and between the Company and The Bank of New York Mellon Trust Company N.A., as trustee.

4.11	Twenty-Fourth Supplemental Indenture to the Indenture, dated as of April 1, 1999, by and between the Company and The Bank of New York Mellon Trust Company N.A., as trustee.

4.12	Twenty-Fifth Supplemental Indenture to the Indenture, dated as of April 1, 1999, by and between the Company and The Bank of New York Mellon Trust Company N.A., as trustee.

4.13	Twenty-Sixth Supplemental Indenture to the Indenture, dated as of April 1, 1999, by and between the Company and The Bank of New York Mellon Trust Company N.A., as trustee.

4.14	Guarantee of 8.4% Senior Notes due 2017 issued pursuant to the Indenture dated as of June 28, 1996, by and between The Ryland Group, Inc. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.15	Guarantee of .25% Convertible Senior Notes due 2019 issued pursuant to the Indenture dated as of June 28, 1996, by and between The Ryland Group, Inc. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.16	Guarantee of 1.625% Convertible Senior Notes due 2018 issued pursuant to the Indenture dated as of June 28, 1996, by and between The Ryland Group, Inc. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.17	Guarantee of 10.75% Senior Notes due 2016 issued pursuant to the Indenture dated as of September 17, 2009, by and between Standard Pacific Escrow LLC (obligations assumed by the Company pursuant to the First Supplemental Indenture) and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.18	Guarantee of 5.37% Senior Notes due 2022 issued pursuant to the Indenture dated as of June 28, 1996, by and between The Ryland Group, Inc. and The Bank of New York Mellon Trust Company, N.A. as trustee.

4.19	Guarantee of 6.625% Senior Notes due 2020 issued pursuant to the Indenture dated as of June 28, 1996, by and between The Ryland Group, Inc. and The Bank of New York Mellon Trust Company, N.A. as trustee.

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for The Ryland Group, Inc.

Exhibit No.	Description

99.1	Press release, dated October 1, 2015, announcing the Merger.

99.2	Audited consolidated balance sheets of The Ryland Group, Inc. as of December 31, 2014 and December 31, 2013 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of common stockholders’ equity of The Ryland Group, Inc. for each of the three years in the period ended December 31, 2014 (incorporated by reference to The Ryland Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Commission on February 25, 2015).

99.3	Unaudited condensed consolidated balance sheets of The Ryland Group, Inc. as of June 30, 2015 and the condensed consolidated statements of operations and condensed consolidated statements of cash flows of The Ryland Group, Inc. for the three and six-month periods ended June 30, 2015 (incorporated by reference to The Ryland Group, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 filed with the Commission on July 30, 2015).

*	The annexes, schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.